Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American Dental Partners, Inc. (the “Company”) for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gregory A. Serrao, Chairman, President and Chief Executive Officer of the Company, and Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory A. Serrao
Gregory A. Serrao,
Chairman, President and Chief Executive Officer
May 10, 2011

/s/ Breht T. Feigh
Breht T. Feigh,
Executive Vice President, Chief Financial Officer and Treasurer
May 10, 2011

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